UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2011

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-31447 (Commission File Number)	74-0694415 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     At its open meeting on October 13, 2011, the Public Utility Commission of Texas (Texas Utility Commission) voted to approve a final order (the final order) in the true-up remand proceeding (the remand proceeding) before the Texas Utility Commission relating to rulings by the Texas Supreme Court and the Texas Third Court of Appeals on appeals taken with regard to the final true-up order issued in 2004 by the Texas Utility Commission to CenterPoint Energy Houston Electric, LLC (CenterPoint Houston), the transmission and distribution subsidiary of CenterPoint Energy, Inc. The final order provides that (i) CenterPoint Houston is entitled to recover a total true-up balance of $1.695 billion (the recoverable true-up balance) in the remand proceeding, (ii) no further interest will accrue on the recoverable true-up balance, and (iii) CenterPoint Houston will reimburse certain parties for their reasonable rate case expenses. The final order is consistent with the terms of an unopposed stipulation submitted to the Texas Utility Commission (the stipulation) under which CenterPoint Houston, the staff of the Texas Utility Commission, and certain intervenors agreed to resolve the disputed issues in the remand proceeding subject to the approval of the Texas Utility Commission.
     The parties to the stipulation have also agreed upon a financing order in the form attached to the stipulation (the financing order) that would authorize the issuance of transition bonds by one or more new special purpose subsidiaries of CenterPoint Houston to securitize the recoverable true-up balance. Under the terms of the stipulation, CenterPoint Houston has agreed to bear the up-front costs of issuing transition bonds to securitize the recoverable true-up balance. On October 6, 2011, CenterPoint Houston filed an application with the Texas Utility Commission seeking approval of the financing order, and requested that the Texas Utility Commission consider the application at its open meeting scheduled for October 27, 2011. By law, the Texas Utility Commission has 90 days from the date of the application to issue a financing order. The timing for, and actual completion of, any transition bond offering will ultimately depend on a number of factors, including actions by the Texas Utility Commission, the timing for approval of a financing order and any appeals thereof, and future market conditions.
Cautionary Statement Regarding Forward-Looking Information
     This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the consideration by the Texas Utility Commission of the application for a financing order, the planned transition bond offering, and any other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include actions by the Texas Utility Commission and any appeals thereof, and other factors discussed in CenterPoint Energy, Inc.’s and its subsidiaries’ Form 10-Ks for the fiscal year ended December 31, 2010, CenterPoint Energy, Inc.’s and its subsidiaries’ Form 10-Qs for the quarterly periods ended March 31, 2011 and June 30, 2011, and other filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: October 13, 2011	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Corporate Secretary

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: October 13, 2011	By:	/s/ Christopher J. Arntzen
Christopher J. Arntzen
Vice President, Deputy General Counsel and Assistant Secretary